UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 19, 2013

Wells Real Estate Fund IX, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the 305 Interlocken Parkway property

On December 19, 2013, Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P. (the “Registrant”), sold a two-story, vacant office building containing approximately 49,000 rentable square feet and located in Broomfield, Colorado (“305 Interlocken Parkway”) to the State of Colorado, acting by and through the Department of Agriculture, an unaffiliated third party, for a gross sales price of $6,100,000, exclusive of closing costs. The Registrant holds an equity interest of approximately 45.2% in Fund VIII-IX Associates, which owned 100% of the 305 Interlocken Parkway property.

As a result of the sale, Fund VIII-IX Associates received net sale proceeds of approximately $5,880,000, of which approximately $2,658,000 is allocable to the Registrant, and recognized a gain on sale of approximately $2,280,000 of which approximately $1,031,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of September 30, 2013	F-2
Pro Forma Statement of Operations for the year ended September 30, 2013	F-3
Pro Forma Statement of Operations for the year ended December 31, 2012	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: December 26, 2013

WELLS REAL ESTATE FUND IX, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2012, and in its quarterly report filed on Form 10-Q for the three and nine months ended September 30, 2013.

The following unaudited pro forma balance sheet as of September 30, 2013 has been prepared to give effect to the December 19, 2013 sale of the 305 Interlocken Parkway property by Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between Wells Real Estate Fund VIII, L.P. and the Registrant, as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2013. The Registrant holds an equity interest of approximately 45.2% in Fund VIII-IX Associates, which owned 100% of the 305 Interlocken Parkway property.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012 have been prepared to give effect to the sale of the US Cellular Building and the 305 Interlocken Parkway property as if the dispositions had occurred on January 1, 2012. Fund VIII-IX Associates owned 100% of the US Cellular Building, which was sold on March 22, 2013.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the 305 Interlocken Parkway property and the US Cellular Building had been consummated as of January 1, 2012. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sales had occurred on January 1, 2012.

WELLS REAL ESTATE FUND IX, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2013
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Investment in joint venture	$1,617,617	$(1,617,617)	(b)	$—
Cash and cash equivalents	6,405,321	2,638,362	(c)	9,043,683
Other assets	10,146	—		10,146
Total assets	$8,033,084	$1,020,745		$9,053,829

Liabilities:
Accounts payable and accrued expenses	$2,883	$—		$2,883
Due to affiliates	4,346	—		4,346
Total liabilities	7,229	—		7,229

Partners' Capital:
Limited partners:
Class A - 3,273,890 units outstanding	7,300,870	505,682	(d)	7,806,552
Class B - 226,110 units outstanding	724,985	515,063	(d)	1,240,048
General partners	—	—		—
Total partners' capital	8,025,855	1,020,745		9,046,600
Total liabilities and partners' capital	$8,033,084	$1,020,745		$9,053,829

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2013.

(b)	Reflects the GAAP-basis of the Registrant's investment in Fund VIII-IX Associates as of September 30, 2013.

(c)
Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund VIII-IX Associates as a result of the sale of the 305 Interlocken Parkway property, offset by an assumed investment in Fund VIII-IX Associates as of September 30, 2013.

(d)
Reflects the Registrant's proportionate share of the pro forma gain allocated from the sale of the 305 Interlocken Parkway property. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND IX, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

		Pro Forma Adjustments
	Historical(a)	US Cellular Building		305 Interlocken Parkway		Pro Forma Total
Equity in Income (Loss) of Joint Venture	$772,335	$(954,346)	(b)	$173,348	(c)	$(8,663)

Interest and Other Income	7,666	—		—		7,666

General and Administrative Expenses	131,358	—		—		131,358
Net income (Loss)	$648,643	$(954,346)		$173,348		$(132,355)

Net Income (Loss) Allocated To:
Class A Limited Partners	$(75,675)	$(39,308)		$57,295		$(57,688)
Class B Limited Partners	$724,985	$(915,038)		$116,053		$(74,000)
General Partners	$(667)	$—		$—		$(667)

Net Income (Loss) Per Weighted-Average Limited Partner Unit:
Class A	$(0.02)	$(0.01)		$0.01		$(0.02)
Class B	$3.21	$(4.05)		$0.51		$(0.33)

Weighted-Average Limited Partner Units Outstanding:
Class A	3,273,890					3,273,890
Class B	226,110					226,110

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2013.

(b)
Reflects a reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to the US Cellular Building for the nine months ended September 30, 2013. The pro forma adjustment represents the Registrant's pro rata share of gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs.

(c)
Reflects an adjustment to equity in loss of Fund VIII-IX Associates incurred by the Registrant related to the 305 Interlocken Parkway property for the nine months ended September 30, 2013. The pro forma adjustment represents the Registrant's pro rata share of operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 305 Interlocken Parkway property if the transaction had occurred on January 1, 2012.

WELLS REAL ESTATE FUND IX, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Historical(a)	US Cellular Building		305 Interlocken Parkway		Pro Forma Total
Equity in Income (Loss) of Joint Venture	$154,327	$(131,713)	(b)	$(35,161)	(c)	$(12,547)

Interest and Other Income	7,906	—		—		7,906

General and Administrative Expenses	184,300	—		—		184,300
Net Loss	$(22,067)	$(131,713)		$(35,161)		$(188,941)

Net Income (Loss) Allocated To:
Class A Limited Partners	$(112,043)	$(182,227)		$(62,212)		$(356,482)
Class B Limited Partners	$90,196	$50,514		$27,051		$167,761
General Partners	$(220)	$—		$—		$(220)

Net Income (Loss) Per Weighted-Average Limited Partner Unit:
Class A	$(0.03)	$(0.06)		$(0.02)		$(0.11)
Class B	$0.40	$0.22		$0.12		$0.74

Weighted-Average Limited Partner Units Outstanding:
Class A	3,273,890					3,273,890
Class B	226,110					226,110

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2012.

(b)
Reflects a reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to the US Cellular Building for the year ended December 31, 2012. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the US Cellular Building if the transactions had occurred on January 1, 2012.

(c)
Reflects a reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to the 305 Interlocken Parkway property for the year ended December 31, 2012. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 305 Interlocken Parkway property if the transactions had occurred on January 1, 2012.

F-4